Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Annual Report on Form 10-K of Ampal – American Israel Corporation (the “Company”) for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Yosef A. Maiman, President and Chief Executive Officer of the Company, certifies, to the best of his knowledge, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002, that:

           (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

           (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 8, 2010

By:	/s/ Yosef A. Maiman
Yosef A. Maiman
Chairman of the Board of Directors, President and Chief Executive Officer